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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              Date of Report (Date of earliest event reported):
                              February 21, 1995


                      MATTHEWS INTERNATIONAL CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Pennsylvania              0-9115 and 0-24494        25-0644320
- ----------------------------      ------------------       -------------
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)             File Numbers)        Identification No.)


     Two NorthShore Center, Pittsburgh, Pennsylvania           15212
     -----------------------------------------------         ----------
        (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:       (412) 442-8200
                                                          --------------

























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ITEM 5.  OTHER EVENTS.

     1. Matthews International Corporation (the "Company") adds the following exhibits to Item 8 of its Form S-8 (the "Form S-8") Registration Statement (Registration No. 2-48760) for its Employees' Stock Purchase Plan (the "Plan"):


Exhibit No.                    Description
- -----------   --------------------------------------------------
   4.1 Restated Articles of Incorporation of the Company, incorporated by reference to Exhibit Number 3.1 to Form 10-K for the year ended September 30, 1994

   4.2 By-Laws of the Company, incorporated by reference to Exhibit 3.2 to Form 10-K for the year ended
              September 30, 1994


     2. On July 20, 1994, the Company's Restated Articles of Incorporation (the "Restated Articles") were filed with the Commonwealth of Pennsylvania thereby converting each share of the Company's then outstanding Common Stock, par value $.10 per share, into 15 shares of Class B Common Stock, par value $1.00 per share (the "Class B Common Stock"). The Restated Articles also authorized the issuance of Class A Common Stock, par value $1.00 per share (the "Class A Common Stock"). Either Class A Common Stock or Class B Common Stock can be issued under the Plan. A description of the Class A Common Stock containing the information required by Item 202 of Regulation S-K is incorporated herein by reference to the Company's filed Registration Statement on Form 8-A dated July 8, 1994. A description of the Company's Class B Common Stock containing the information required by Item 202 of Regulation S-K is incorporated herein by reference to the "Description of Capital Stock" contained in Amendment No. 2 to the Company's Registration Statement on Form S-2 (No. 33-79538) filed with the Securities and Exchange Commission on
July 8, 1994. These descriptions of Class A Common Stock and Class B Common Stock, along with any amendment to or restatement of such descriptions hereafter filed by the Company, are incorporated into the Form S-8.


     3. The description of Class B Common Stock set forth in No. 2 above also updates and replaces the description of the Company's Common Stock contained in any previous Registration Statement filed by the Company under the Securities Exchange Act of 1934, as amended.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

     The following exhibits are filed as a part of this current report:






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 Exhibit No.                    Description
 -----------   --------------------------------------------------
   28.1        Form of Stock Certificate of the Company's Class A
               Common Stock, incorporated by reference to
               Exhibit 4.9 to Form 10-K for the year ended
               September 30, 1994.

   28.2        Form of Stock Certificate of the Company's Class B
               Common Stock, incorporated by reference to
               Exhibit 4.10 to Form 10-K for the year ended
               September 30, 1994.














































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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MATTHEWS INTERNATIONAL CORPORATION
                                                      (Registrant)


                                        By          Thomas N. Kennedy
                                           ----------------------------------
                                             Thomas N. Kennedy
                                             Senior Vice President, Chief
                                             Financial Officer and Treasurer




Date:  February 21, 1995